                                                                    Exhibit 99.3

                              LETTER OF TRANSMITTAL
                                       for
                            Tender of all Outstanding
                 Euro-denominated 12-3/4% Senior Notes Due 2010
                                 in Exchange for
             Euro-denominated 12-3/4% Senior Exchange Notes Due 2010
                                       of
                          Winstar Communications, Inc.

                  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,
       NEW YORK CITY TIME, ON _____________, 2000 (THE "EXPIRATION DATE"),
                 UNLESS EXTENDED BY WINSTAR COMMUNICATIONS, INC.


                                 EXCHANGE AGENT:

                                 CITIBANK, N.A.


  Registered, Certified or Regular Mail                 By Facsimile:
           and by Hand Delivery:              (Reference: Winstar Communications
                                                       Exchange Offer):


              Citibank, N.A.                           Citibank, N.A.
            5 Carmelite Street                        +44-20-7508-3867
                London                     Confirm by Telephone +44-20-7508-3894
               EC4Y OPA


         IN ORDER TO PARTICIPATE IN THIS EXCHANGE OFFER, THE REGISTERED HOLDER OF THE OUTSTANDING NOTES ON THE RECORDS OF EUROCLEAR OR CLEARSTREAM, LUXEMBOURG, AS THE CASE MAY BE, MUST ARRANGE TO BLOCK YOUR ACCOUNT WITH THE OUTSTANDING NOTES. SUCH BLOCKING INSTRUCTIONS INDICATE ACCEPTANCE TO ALL TERMS OF THE EXCHANGE OFFER.

         The undersigned acknowledges receipt of the prospectus dated August , 2000 ("Prospectus") of Winstar Communications, Inc. ("Company") which, together with this Letter of Transmittal ("Letter of Transmittal"), constitute the Company's offer ("Exchange Offer") to exchange a new series of Euro-denominated 12-3/4% Senior Exchange Notes Due 2010 ("Exchange Notes") of the Company for all outstanding Euro-denominated 12-3/4% Senior Notes Due 2010 ("Outstanding Notes") of the Company. The terms of the Exchange Notes are identical to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes will have been registered under the Securities Act of 1933, as amended, and, therefore, will not bear legends restricting the transfer thereof.

         The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

         THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

         List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule affixed hereto.

               DESCRIPTION OF OUTSTANDING NOTES TENDERED HEREWITH

========================================================================================================================
Name(s) and address(es) of                Certificate               Aggregate Principal       Principal Amount
Registered Holder(s)                      Number(s)*                Amount                    Tendered
(Please fill in)                                                    Represented by Notes




                                          Total
                                          =======================  ========================== ==========================

---------------------------
* Need not be completed if Outstanding Notes are being tendered by book-entry transfer.

** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by the Outstanding Notes.
================================================================================

         This Letter of Transmittal is to be used if certificates for the Outstanding Notes are to be forwarded herewith.

         Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means any person in whose name the Outstanding Notes are registered or any other person who has obtained a properly completed bond power from the registered holder.

         All Holders of Outstanding Notes who wish to tender their Outstanding Notes must, prior to the expiration date, deliver to Euroclear or Clearstream, Luxembourg, as the case may be, a blocking instruction which indicates acceptance of all of the terms of the Exchange Offer.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above-described principal amount of Outstanding Notes. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of the Company all right, title and interest in and to such Outstanding Notes.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the undersigned in connection with the Exchange Offer) to: (a) deliver certificates for such Outstanding Notes; (b) deliver Outstanding Notes and all accompanying evidence of transfer and authenticity to or upon the order of the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled to upon the acceptance by the Company of the Outstanding Notes tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Outstanding Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Outstanding Notes.

         The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer-Conditions to the exchange offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company) as more particularly set forth in the prospectus, the Company may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

         By tendering, each Holder of Outstanding Notes represents to the Company that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is such Holder, (ii) neither the Holder of Outstanding Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and (iii) if the Holder is not a broker-dealer or is a broker-dealer but will not receive Exchange Notes for its own account in exchange for Outstanding Notes, neither the Holder nor any such other person is engaged in or intends to participate in a distribution of the Exchange Notes

         The undersigned acknowledges that, if it is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities, and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City Time on the Expiration Date.

         Certificates for all Exchange Notes delivered in exchange for tendered Outstanding Notes and any Outstanding Notes delivered herewith but not exchanged, in each case registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

                                      BOX 1
                          TENDERING HOLDER(S) SIGN HERE


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Signature(s) of Holder(s)


Dated:          , 200__

(Must be signed by registered Holder(s) exactly as name(s) appear(s) on certificate(s) for Outstanding Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 3.


Name(s):
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)


Capacity (full title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Including Zip Code)

Area Code and Telephone No.:
                            -------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             Tax Identification No.




                                     BOX 2
                            GUARANTEE OF SIGNATURE(S)
                         (If Required-See Instruction 3)

Authorized Signature:
                     -----------------------------------------------------------

Name:
     ---------------------------------------------------------------------------

Title:
      --------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

Name of Firm:
             -------------------------------------------------------------------

Area Code and Telephone No.:
                            ----------------------------------------------

Dated: _______________, 200__

                                      BOX 3
                   TO BE COMPLETED BY ALL TENDERING HOLDER(S)

--------------------------------------------------------------------------------

    PAYOR'S NAME: Citibank, N.A., or in Luxembourg, Banque Internationale A
                             Luxembourg S.A.

--------------------------------------------------------------------------------



     SUBSTITUTE         Part 2--Check the box if you are NOT subject to backup
      Form W-9          withholding because (a) you are exempt from backup
                        witholding, (b) you have not been notified by the
                        Internal Revenue Service (IRS) that you are subject to
  Department of the     backup withholding as a result of a failure to report
      Treasury          all interest or dividends, or (c) the IRS has notified
      Internal          you  that you are no longer subject to backup
  Revenue Service       withholding. [__]


      Request
    for Taxpayer        Check if Awaiting TIN. [__]
Identification Number
         and
   Certification

--------------------------------------------------------------------------------
         CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.

         SIGNATURE                                       DATE
                  -------------------------------------      ----------------


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               BOX 4                                      BOX 5

   SPECIAL ISSUANCE INSTRUCTIONS              SPECIAL DELIVERY INSTRUCTIONS

     (See Instructions 3 and 4)                (See Instructions 3 and 4)

To be completed ONLY if                    To be completed certificates for
certificates for Outstanding Notes         Outstanding Notes in a principal
in a principal amount (at maturity         amount (at maturity in the case of
in the case of Senior Discount             Senior Discount Notes) not
Notes) are not exchanged, or               exchanged, or Exchange Notes, are
Exchange Notes are to be issued in         to be sent to someone other than
the name of someone other than the         the person whose signature appears
person whose signature appears in          in Box 2 or to an address other
Box 2, or if Outstanding Notes             that shown in Box 1.
delivered by book-entry transfer
which are not accepted for exchange
are to be returned by credit to an
account maintained at the
book-entry transfer facility other
than the account indicated above.



Issue and deliver:                         Deliver:

(check appropriate boxes)                  (check appropriate boxes)

/ / Original Notes not tendered            / / Original Notes not tendered

/ / Exchange Notes, to:                    / / Exchange Notes, to:

Name ______________________________        Name ______________________________
           (Please Print)                               (Please Print)


Address ___________________________        Address ___________________________

        ___________________________                ___________________________

Please complete the Substitute
Form W-9 at Box 3

Tax I.D. or Social Security
Number: ___________________________

                                  INSTRUCTIONS

                    Forming Part of the Terms and Conditions
                              of the Exchange Offer

         1. Delivery of this Letter of Transmittal and Certificates. Certificates for all physically delivered Outstanding Notes or a confirmation of book-entry transfer, as well as any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date.

         The method of delivery of outstanding notes, letter of transmittal and all other documents is at the Holder's election and risk. No letter of transmittal or outstanding notes should be sent to the Company.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Outstanding Notes for exchange.

         2. Partial Tenders; Withdrawals. Tenders of Outstanding Notes will be accepted in denominations of (euro)1,000 and integral multiples in excess thereof. If less than the entire principal amount of Outstanding Notes evidenced by a submitted certificate or a confirmation of book-entry transfer is tendered, the tendering Holder must fill in the principal amount tendered in the box entitled "Principal Amount Tendered." A newly issued certificate for the principal amount of Outstanding Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Outstanding Notes represented by a certificate or by confirmation of a book-entry transfer delivered to the applicable Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Tenders of Outstanding Notes pursuant to the Exchange Offer are irrevocable, except that Outstanding Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. To be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the applicable Exchange Agent. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Outstanding Notes to be withdrawn, the certificate numbers and designation of the Outstanding Notes to be withdrawn, the principal amount of Outstanding Notes delivered for exchange, a statement that such a Holder is withdrawing its election to have such Outstanding Notes exchanged, and the name of the registered Holder of such Outstanding Notes, and must be signed by the Holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Outstanding Notes being withdrawn. The applicable Exchange Agent will return the properly withdrawn Outstanding Notes promptly following receipt of notice of withdrawal.

         3. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of certificates without alteration, enlargement or any change whatsoever.

         If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Outstanding Notes.

         If this Letter of Transmittal is signed by the registered Holder and
(i) the entire principal amount at maturity of the Outstanding Notes are tendered and/or (ii) untendered Outstanding Notes, if any, are to be issued to the Holder, then the Holder need not endorse any certificates for tendered Outstanding Notes, nor provide a separate bond power. In any other case, the Holder must transmit a separate bond power with this Letter.

         If this Letter of Transmittal is signed by a person other than the registered Holder or Holders of the Outstanding Notes listed, such Outstanding Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered Holder or Holders, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the Outstanding Notes.

         If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

         Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

         Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Outstanding Notes are tendered: (i) by a registered Holder of such Outstanding Notes, or (ii) for the account of any Eligible Institution.

         4. Special Issuance and Delivery Instructions. Tendering Holders should indicate, in Box 4 or 5, as applicable, the name and address to which the Exchange Notes or certificates for Outstanding Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such Holder may designate.

         5. Tax Identification Number. Federal income tax law requires that a holder whose tendered Outstanding Notes are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"), which in the case of a Holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the Holder of the Exchange Notes pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund or credit may be obtained.) Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         6. Transfer Taxes. The Company shall pay all transfer taxes, if any, applicable to the exchange of Outstanding Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Outstanding Notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Outstanding Notes tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.

         7. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

         8. Mutilated, Lost, Stolen or Destroyed Notes. Any Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

         9. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well a requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address specified in the Prospectus.

         10. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Outstanding Notes will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to the particular Outstanding Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. None of the Company, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

         11. Definitions. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

         IMPORTANT: This Letter of Transmittal or a facsimile thereof (together with certificates for Outstanding Notes or a confirmation of book-entry transfer and all other required documents) must be received by the Exchange Agent on or prior to the Expiration Date.